UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2006 (October 17, 2006)

AZTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5440	86-0636534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 Camelback Road, Suite 400 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 381-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

At a special meeting of stockholders held on October 17, 2006, the stockholders of Aztar Corporation (the "Company") approved and adopted the Agreement and Plan of Merger, dated as of May 19, 2006, by and among Wimar Tahoe Corporation d/b/a Columbia Entertainment, Columbia Sussex Corporation, WT-Columbia Development, Inc. and the Company.

A copy of the Company's press release dated October 17, 2006 announcing the results of the special meeting is filed as Exhibit 99 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99	Press release, dated October 17, 2006, issued by Aztar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTAR CORPORATION
By:	/s/ Nelson W. Armstrong, Jr.
Name: Nelson W. Armstrong, Jr. Title: Vice President, Administration and Secretary

Date: October 17, 2006

EXHIBIT INDEX

Exhibit No.	Description

99	Press release, dated October 17, 2006, issued by Aztar Corporation